Exhibit 99.1

TORCHLIGHT LOANS METAMATERIAL US$10,000,000, ALLOWING METAMATERIAL TO EXECUTE ON BUSINESS PLAN IN ADVANCE OF SHAREHOLDER VOTES

PLANO, Texas and HALIFAX, NS, February 22, 2021/ACCESSWIRE/ – Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company (“Torchlight”) and Metamaterial Inc. (“META”) (CSE: MMAT), a developer of high-performance functional materials and nanocomposites, announced today that, in accordance with the terms of the previously announced Arrangement Agreement (the “Arrangement Arrangement”) between Torchlight and META, pursuant to which Torchlight and META will complete a business combination (the “Arrangement”), Torchlight has loaned US$10,000,000 to META evidenced by an unsecured convertible promissory note (the “Promissory Note”). The Promissory Note bears interest at 8% per annum, with all unpaid principal and interest due in one lump sum payment on February 18, 2022 (the “Maturity Date”). If the Arrangement Agreement is terminated or expires without the completion of the Arrangement, Torchlight will have the right to convert all or any portion of the principal amount and any accrued but unpaid interest under the Promissory Note into the common shares of META (the “Common Shares”) at a conversion price of C$2.80 per Common Share (subject to adjustment as described in the Promissory Note). Further, if the Arrangement is not completed, META will be obligated to repay to Torchlight the total unpaid balance of the principal and interest under the Promissory Note, to the extent not converted into Common Shares, on the Maturity Date.

META intends to use approximately US$5,000,000 of the proceeds from the loan made pursuant to the Promissory Note to accelerate its acquisition of certain pilot scale production equipment to expand its roll-to-roll product family production capabilities, support META’s on-going development of optical products for targeted use in life sciences applications, and expand its metaOptix™ product line for its e-commerce business. The remainder will be used for general corporate purposes including working capital and merger related costs.

About Metamaterial Inc.

META is changing the way we use, interact with, and benefit from light and other forms of energy. META designs and manufactures advanced materials and performance functional films which are engineered at the nanoscale to control light and other forms of energy. META is an award winning Global Cleantech 100 company with products that support sustainability by doing more with less; they encompass lightweight, sustainable raw materials and processes which consume less energy and offer more performance. META has a growing patent portfolio and is currently developing new materials with diverse applications in concert with companies in the automotive, aerospace, energy, consumer electronics and medical industries. META is headquartered in Halifax, Nova Scotia and has R&D and Sales offices in London, UK and Silicon Valley. For additional information on META, please visit www.metamaterial.com

Forward Looking Information

This release includes forward-looking information within the meaning of Canadian securities laws regarding META and its business, which may include, but are not limited to, statements with respect to the terms and anticipated timing of the Arrangement pursuant to the Arrangement Agreement, the mailing date of the meeting materials, the date of the Meeting, the intention to raise equity capital, the potential continued listing on the NASDAQ and the benefits thereof, the disposition of Torchlight’s oil and gas assets, the approval of the Transaction by the shareholders of META, the business strategies, product development and operational activities of META and Torchlight. Often but not always, forward-looking information can be identified by the use of words such as “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of META and are based on assumptions and subject to risks and uncertainties. Although the management of META believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies, including risks regarding the ability of the parties to close the Arrangement pursuant to the Arrangement Agreement, the ability of the parties to raise necessary equity capital, approval of the transaction and continued listing by the NASDAQ, approval of the Canadian Securities Exchange, receipt of shareholder approval and required third party and regulatory consents, the risk that Torchlight may not be able to dispose of its oil and gas assets on favorable terms or at all, risks related to the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. Although META has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and META does not undertake any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, or otherwise.

META Meeting and Meeting Materials

META will be holding an annual general and special meeting (the “Meeting”) of shareholders and holders of options, warrants and deferred share units (collectively, the “META Securityholders”) which will be conducted via live audio webcast at https://web.lumiagm.com/191086970 on March 12, 2021 commencing at 11:00 a.m. (Toronto time). At the Meeting, the META Securityholders will be asked to, among other things, pass a special resolution relating to the proposed plan of arrangement (the "Arrangement") involving META and Torchlight. As announced on December 14, 2020, the Arrangement will be carried out pursuant to the definitive agreement dated December 14, 2020, as amended, which was entered into in connection with the Transaction. On February 18, 2021, the meeting materials for the Meeting, including a notice of annual general and special meeting of META Securityholders and circular, were mailed to META Securityholders of record as at February 5, 2021 in advance of the Meeting in accordance with statutory requirements and the interim order. The materials for the Meeting have been filed by the Company and are available under the Company's SEDAR profile at www.sedar.com as well as on the Company’s website.

The Canadian Securities Exchange has neither approved nor disapproved the contents of this news release.

About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with Metamaterial, Inc. pursuant to the Arrangement Agreement, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our 2019 Annual Report on Form 10-K, filed on March 16, 2020 and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight will prepare a definitive proxy statement for Torchlight's stockholders to be filed with the SEC regarding the Arrangement. The proxy statement will be mailed to Torchlight's stockholders. Torchlight urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the Arrangement. Such persons can also read Torchlight's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions contemplated in connection with the Arrangement. Torchlight's definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the Arrangement. Torchlight's stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com These documents, once available, can also be obtained, without charge, at the SEC's web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the Arrangement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight's directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight's stockholders in connection with the Arrangement will be set forth in the proxy statement for the Arrangement when available. Information concerning the interests of Torchlight's participants in the solicitation, which may, in some cases, be different than those of Torchlight's equity holders generally, will be set forth in the proxy statement relating to the Arrangement when it becomes available.

Contacts

Torchlight:
Derek Gradwell
Integrous Communications
Phone: 512-270-6990
dgradwell@integcom.us

ir@torchlightenergy.com

Meta:
Mark Komonoski
Director Capital Markets and IR
Metamaterial Inc.
phone: 1-877-255-8483
mark@metamaterial.com

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